EXHIBIT A

[FORM OF CLASS A CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

Certificate No.

:

Cut-off Date

:

November 1, 2002

First Distribution Date

:

December 26, 2002

Initial Certificate Balance

of this Certificate

(“Denomination”)

:

Initial Certificate Balances

of all Certificates

of this Class

:

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Credit Suisse First Boston Mortgage Securities Corp.,

Mortgage-Backed Pass-Through Certificates, Series 2002-AR31

Class [__]-A

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, DLJ Mortgage Capital, Inc., as a Seller, Chase Manhattan Mortgage Corporation, as Master Servicer, Washington Mutual Mortgage Securities Corp., as Seller and Servicer, Bank of America, N.A., as Seller and Servicer, Fairbanks Capital Corp., as Servicer and Special Servicer, Cendant Mortgage Corporation, as Servicer, Bank One, National Association, as Trustee, and, JPMorgan Chase Bank, as Trust Administrator.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  November 26, 2002.

JPMORGAN CHASE BANK,

as Trust Administrator

By

Countersigned:

By ___________________________

Authorized Signatory of

JPMORGAN CHASE BANK,

as Trust Administrator

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
Mortgage-Backed Pass-Through Certificates, Series 2002-AR31
Class [__]-A

This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2002-AR31, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Sellers, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, each Servicer, the Master Servicer, each Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, each Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Sellers, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Group I Mortgage Loans, the Group II Mortgage Loans, the Group III Mortgage Loans, the Group IV Mortgage Loans, the Group V Mortgage Loans and the Group VI Mortgage Loans,  is equal to 5% or less of the aggregate Stated Principal Balance of the Group I Mortgage Loans, the Group II Mortgage Loans, the Group III Mortgage Loans, the Group IV Mortgage Loans, the Group V Mortgage Loans and the Group VI Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group I Mortgage Loans, Group II Mortgage Loans, Group III Mortgage Loans, Group IV Mortgage Loans, Group V Mortgage Loans and Group VI Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement.  On any Distribution Date on which the aggregate Stated Principal Balance of the Group VII Mortgage Loans is equal to 5% or less of the aggregate Stated Principal Balance of the Group VII Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group VII Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in December 2035.  Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to

,

for the account of

,

account number               , or, if mailed by check, to

.

Applicable statements should be mailed to

.

This information is provided by, the assignee named above, or, as its agent.

EXHIBIT B

[FORM OF CLASS VII-M CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

Certificate No.

:

Cut-off Date

:

November 1, 2002

First Distribution Date

:

December 26, 2002

Initial Certificate Balance

of this Certificate

(“Denomination”)

:

Initial Certificate Balances

of all Certificates

of this Class

:

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
Mortgage-Backed Pass-Through Certificates, Series 2002-AR31
Class VII-M-[__]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, DLJ Mortgage Capital, Inc., as Seller, Chase Manhattan Mortgage Corporation, as Master Servicer, Washington Mutual Mortgage Securities Corp., as Seller and Servicer, Bank of America, N.A., as Seller and Servicer, Fairbanks Capital Corp., as Servicer and Special Servicer, Cendant Mortgage Corporation, as Servicer, Bank One, National Association, as Trustee, and, JPMorgan Chase Bank, as Trust Administrator.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  November 26, 2002.

JPMORGAN CHASE BANK,

as Trust Administrator

By

Countersigned:

By ___________________________

Authorized Signatory of

JPMORGAN CHASE BANK,

as Trust Administrator

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
Mortgage-Backed Pass-Through Certificates, Series 2002-AR31
Class VII-M-[__]

This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2002-AR31, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Sellers, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, each Servicer, the Master Servicer, each Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, each Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Sellers, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Group I Mortgage Loans and the Group II Mortgage Loans is equal to 5% or less of the aggregate Stated Principal Balance of the Group I Mortgage Loans, the Group II Mortgage Loans, the Group III Mortgage Loans, the Group IV Mortgage Loans, the Group V Mortgage Loans and the Group VI Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group I Mortgage Loans, Group II Mortgage Loans, Group III Mortgage Loans, Group IV Mortgage Loans, Group V Mortgage Loans and Group VI Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement.  On any Distribution Date on which the aggregate Stated Principal Balance of the Group VII Mortgage Loans is equal to 5% or less of the aggregate Stated Principal Balance of the Group VII Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group VII Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in December 2035.  Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to

,
for the account of

,
account number               , or, if mailed by check, to

.
Applicable statements should be mailed to

.

This information is provided by, the assignee named above, or, as its agent.

EXHIBIT C

[FORM OF GROUP C-B CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

FOR CLASSES C-B-4, C-B-5 AND C-B-6 ONLY:  [PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE NOR A PERSON ACTING ON BEHALF OF SUCH A PLAN OR ARRANGEMENT OR USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT TO EFFECT THAT TRANSFER, OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUST ADMINISTRATOR BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR PERSON ACTING ON BEHALF OF A PLAN OR USING A PLAN’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.]

Certificate No.

:

Cut-off Date

:

November 1, 2002

First Distribution Date

:

December 26, 2002

Initial Certificate Balance

of this Certificate

(“Denomination”)

:

Initial Certificate Balances

of all Certificates

of this Class

:

Percentage Interest

:

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Credit Suisse First Boston Mortgage Securities Corp.,

Mortgage-Backed Pass-Through Certificates, Series 2002-AR31

Class C-B-[__]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trustee or the Trust Administrator referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [_____________________________________________], is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, DLJ Mortgage Capital, Inc., as Seller, Chase Manhattan Mortgage Corporation, as Master Servicer, Washington Mutual Mortgage Securities Corp., as Seller and Servicer, Bank of America, N.A., as Seller and Servicer, Fairbanks Capital Corp., as Servicer and Special Servicer, Cendant Mortgage Corporation, as Servicer, Bank One, National Association, as Trustee, and, JPMorgan Chase Bank, as Trust Administrator.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

[For C-B-4, C-B-5 and C-B-6 only] [No transfer of this Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws.  In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trust Administrator in writing the facts surrounding the transfer and (i) deliver a letter in substantially the form of either Exhibit L and either (A) Exhibit M-1, provided that all of the Certificates of the Class shall be transferred to one investor or the Depositor otherwise consents to such transfer, or (B) Exhibit M-2 or (ii) there shall be delivered to the Trust Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

[For Classes C-B-4, C-B-5 and C-B-6 only:]  [Pursuant to Section 6.02(f) of the Agreement, no transfer of this Certificate shall be made unless the Trustee and the Trust Administrator shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund, (ii) if the purchaser is an insurance company and the Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement, or using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Certificate will not result in the assets of the Trust Fund being deemed to be “plan assets” and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer, the Servicers or the Special Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund.  In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the trustee by the transferee’s acceptance of this certificate, or by any beneficial owner who purchases an interest in this certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer this certificate to a plan or person acting on behalf of a plan or using a plan’s assets is attempted without the delivery to the trustee of the opinion of counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.]

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  November 26, 2002.

JPMORGAN CHASE BANK,

as Trust Administrator

By

Countersigned:

By ___________________________

Authorized Signatory of

JPMORGAN CHASE BANK,

as Trust Administrator

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Credit Suisse First Boston Mortgage Securities Corp.,

Mortgage-Backed Pass-Through Certificates, Series 2002-AR31

Class C-B-[__]

This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2002-AR31, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Sellers, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, each Servicer, the Master Servicer, each Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, each Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Sellers, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Group I Mortgage Loans, the Group II Mortgage Loans, the Group III Mortgage Loans, the Group IV Mortgage Loans, the Group V Mortgage Loans and the Group VI Mortgage Loans is equal to 5% or less  of the aggregate Stated Principal Balance of the Group I Mortgage Loans, the Group II Mortgage Loans, the Group III Mortgage Loans, the Group IV Mortgage Loans, the Group V Mortgage Loans and the Group VI Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group I Mortgage Loans, Group II Mortgage Loans, Group III Mortgage Loans, Group IV Mortgage Loans, Group V Mortgage Loans and Group VI Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement.  On any Distribution Date on which the aggregate Stated Principal Balance of the Group VII Mortgage Loans is equal to 5% or less of the aggregate Stated Principal Balance of the Group VII Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group VII Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in December 2035.  Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to

,

for the account of

,

account number               , or, if mailed by check, to

.

Applicable statements should be mailed to

.

This information is provided by, the assignee named above, or, as its agent.

EXHIBIT D

[FORM OF CLASS AR CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE NOR A PERSON ACTING ON BEHALF OF SUCH A PLAN OR ARRANGEMENT OR USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT TO EFFECT THAT TRANSFER, OR (B) IF THE TRANSFEREE IS AN INSURANCE COMPANY, A REPRESENTATION THAT THE TRANSFEREE IS AN INSURANCE COMPANY WHICH IS PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT,” AS THAT TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, OR PTCE 95-60, AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60, OR (C) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUST ADMINISTRATOR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.

:

[1][2]

Cut-off Date

:

November 1, 2002

First Distribution Date

:

December 26, 2002

Initial Certificate Balance

of this Certificate

(“Denomination”)

:

$

Initial Certificate Balances

of all Certificates

of this Class

:

$

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Credit Suisse First Boston Mortgage Securities Corp.,

Mortgage-Backed Pass-Through Certificates, Series 2002-AR31

Class AR

evidencing a percentage interest in the distributions allocable to the Class AR Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trustee or the Trust Administrator referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that Credit Suisse First Boston Corporation, is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, DLJ Mortgage Capital, Inc., as Seller, Chase Manhattan Mortgage Corporation, as Master Servicer, Washington Mutual Mortgage Securities Corp., as Seller and Servicer, Bank of America, N.A., as Seller and Servicer, Fairbanks Capital Corp., as Servicer and Special Servicer, Cendant Mortgage Corporation, as Servicer, Bank One, National Association, as Trustee, and, JPMorgan Chase Bank, as Trust Administrator.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class AR Certificate at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York.

No transfer of a Class AR Certificate shall be made unless the Trust Administrator shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund or (ii) if the transferee is an insurance company, a representation that the transferee is an insurance company which is purchasing this certificate with funds contained in an “insurance company general account,” as that term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60, or PTCE 95-60, and that the purchase and holding of this certificate are covered under Sections I and II of PTCE 95-60, or (iii) in the case of any such Class AR Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement, or using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Class AR Certificate will not result in the assets of the Trust Fund being deemed to be “plan assets” and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer, the Servicers or the Special Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund.  Notwithstanding anything else to the contrary herein, any purported transfer of a Class AR Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the Opinion of Counsel satisfactory to the Trust Administrator as described above shall be void and of no effect.

Each Holder of this Class AR Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class AR Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class AR Certificate may be transferred without delivery to the Trust Administrator of a transfer affidavit of the initial owner or the proposed transferee in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class AR Certificate must agree to require a transfer affidavit from any other person to whom such person attempts to Transfer its Ownership Interest in this Class AR Certificate as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class AR Certificate must agree not to transfer an Ownership Interest in this Class AR Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class AR Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  November 26, 2002.

JPMORGAN CHASE BANK,

as Trust Administrator

By

Countersigned:

By ___________________________

Authorized Signatory of

JPMORGAN CHASE BANK,

as Trust Administrator

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Credit Suisse First Boston Mortgage Securities Corp.,

Mortgage-Backed Pass-Through Certificates, Series 2002-AR31

Class AR

This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2002-AR31, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Sellers, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, each Servicer, the Master Servicer, each Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, each Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Sellers, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Group I Mortgage Loans, the Group II Mortgage Loans, the Group III Mortgage Loans, the Group IV Mortgage Loans, the Group V Mortgage Loans and the Group VI Mortgage Loans is equal to 5% or less of the aggregate Stated Principal Balance of the Group I Mortgage Loans, the Group II Mortgage Loans, the Group III Mortgage Loans, the Group IV Mortgage Loans, the Group V Mortgage Loans and the Group VI Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group I Mortgage Loans, Group II Mortgage Loans, Group III Mortgage Loans, Group IV Mortgage Loans, Group V Mortgage Loans and Group VI Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement.  On any Distribution Date on which the aggregate Stated Principal Balance of the Group VII Mortgage Loans is equal to 5% or less of the aggregate Stated Principal Balance of the Group VII Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group VII Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in December 2035.  Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to

,

for the account of

,

account number               , or, if mailed by check, to

.

Applicable statements should be mailed to

.

This information is provided by, the assignee named above, or, as its agent.

EXHIBIT E

[FORM OF CLASS [____]-X CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

Certificate No.

:

[1]

Cut-off Date

:

November 1, 2002

First Distribution Date

:

December 26, 2002

Initial Notional Amount of this

Certificate (“Denomination”)

:

Initial Class Notional Amount of

all Certificates of this Class

:

Percentage Interest

:

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Credit Suisse First Boston Mortgage Securities Corp.,

Mortgage-Backed Pass-Through Certificates, Series 2002-AR31

Class [___]-X

evidencing a 100% Percentage Interest in the distributions allocable to the Class [____]-X Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trustee or the Trust Administrator referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO, is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, DLJ Mortgage Capital, Inc., as Seller, Chase Manhattan Mortgage Corporation, as Master Servicer, Washington Mutual Mortgage Securities Corp., as Seller and Servicer, Bank of America, N.A., as Seller and Servicer, Fairbanks Capital Corp., as Servicer and Special Servicer, Cendant Mortgage Corporation, as Servicer, Bank One, National Association, as Trustee, and, JPMorgan Chase Bank, as Trust Administrator.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  November 26, 2002.

JPMORGAN CHASE BANK,

as Trust Administrator

By

Countersigned:

By ___________________________

Authorized Signatory of

JPMORGAN CHASE BANK,

as Trust Administrator

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Credit Suisse First Boston Mortgage Securities Corp.,

Mortgage-Backed Pass-Through Certificates, Series 2002-AR31

Class [___]-X

This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2002-AR31, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Sellers, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, each Servicer, the Master Servicer, each Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, each Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Sellers, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Group I Mortgage Loans, the Group II Mortgage Loans, the Group III Mortgage Loans, the Group IV Mortgage Loans, the Group V Mortgage Loans and the Group VI Mortgage Loans is equal to 5% or less of the aggregate Stated Principal Balance of the Group I Mortgage Loans, the Group II Mortgage Loans, the Group III Mortgage Loans, the Group IV Mortgage Loans, the Group V Mortgage Loans and the Group VI Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group I Mortgage Loans, Group II Mortgage Loans, Group III Mortgage Loans, Group IV Mortgage Loans, Group V Mortgage Loans and Group VI Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement.  On any Distribution Date on which the aggregate Stated Principal Balance of the Group VII Mortgage Loans is equal to 5% or less of the aggregate Stated Principal Balance of the Group VII Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group VII Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in December 2035.  Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to

,

for the account of

,

account number               , or, if mailed by check, to

.

Applicable statements should be mailed to

.

This information is provided by, the assignee named above, or, as its agent.

EXHIBIT F

[FORM OF CLASS VII-X CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE NOR A PERSON ACTING ON BEHALF OF SUCH A PLAN OR ARRANGEMENT OR USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT TO EFFECT THAT TRANSFER, OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUST ADMINISTRATOR BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR PERSON ACTING ON BEHALF OF A PLAN OR USING A PLAN’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

Certificate No.

:

Cut-off Date

:

November 1, 2002

First Distribution Date

:

December 26, 2002

Initial Notional Amount of this

Certificate (“Denomination”)

:

Initial Class Notional Amount of

all Certificates of this Class

:

Percentage Interest

:

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Credit Suisse First Boston Mortgage Securities Corp.,

Mortgage-Backed Pass-Through Certificates, Series 2002-AR31

Class VII-X

evidencing a 100% Percentage Interest in the distributions allocable to the Class VII-X Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trustee or the Trust Administrator referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [_____________________________________________], is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, DLJ Mortgage Capital, Inc., as Seller, Chase Manhattan Mortgage Corporation, as Master Servicer, Washington Mutual Mortgage Securities Corp., as Seller and Servicer, Bank of America, N.A., as Seller and Servicer, Fairbanks Capital Corp., as Servicer and Special Servicer, Cendant Mortgage Corporation, as Servicer, Bank One, National Association, as Trustee, and, JPMorgan Chase Bank, as Trust Administrator.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

No transfer of this Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws.  In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trust Administrator in writing the facts surrounding the transfer and (i) deliver a letter in substantially the form of either Exhibit L and either (A) Exhibit M-1, provided that all of the Certificates of the Class shall be transferred to one investor or the Depositor otherwise consents to such transfer, or (B) Exhibit M-2 or (ii) there shall be delivered to the Trust Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

Pursuant to Section 6.02(f) of the Agreement, no transfer of this Certificate shall be made unless the Trustee and the Trust Administrator shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund, (ii) if the purchaser is an insurance company and the Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement, or using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Certificate will not result in the assets of the Trust Fund being deemed to be “plan assets” and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer, the Servicers or the Special Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund.  In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the trustee by the transferee’s acceptance of this certificate, or by any beneficial owner who purchases an interest in this certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer this certificate to a plan or person acting on behalf of a plan or using a plan’s assets is attempted without the delivery to the trustee of the opinion of counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  November 26, 2002.

JPMORGAN CHASE BANK,

as Trust Administrator

By

Countersigned:

By ___________________________

Authorized Signatory of

JPMORGAN CHASE BANK,

as Trust Administrator

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Credit Suisse First Boston Mortgage Securities Corp.,

Mortgage-Backed Pass-Through Certificates, Series 2002-AR31

Class VII-X

This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2002-AR31, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Sellers, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, each Servicer, the Master Servicer, each Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, each Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Sellers, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Group I Mortgage Loans, the Group II Mortgage Loans, the Group III Mortgage Loans, the Group IV Mortgage Loans, the Group V Mortgage Loans and the Group VI Mortgage Loans is equal to 5% or less of the aggregate Stated Principal Balance of the Group I Mortgage Loans, the Group II Mortgage Loans, the Group III Mortgage Loans, the Group IV Mortgage Loans, the Group V Mortgage Loans and the Group VI Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group I Mortgage Loans, Group II Mortgage Loans, Group III Mortgage Loans, Group IV Mortgage Loans, Group V Mortgage Loans and Group VI Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement.  On any Distribution Date on which the aggregate Stated Principal Balance of the Group VII Mortgage Loans is equal to 5% or less of the aggregate Stated Principal Balance of the Group VII Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group VII Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in December 2035.  Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to

,

for the account of

,

account number               , or, if mailed by check, to

.

Applicable statements should be mailed to

.

This information is provided by, the assignee named above, or, as its agent.

EXHIBIT G

FORM OF SERVICER INFORMATION

The following information will be e-mailed to Trust Administrator in accordance with Section 4.05:

Servicer Loan Number

Trust Loan Number (if applicable)

Scheduled Net Interest

Scheduled Principal

Curtailment Applied

Curtailment Adjustment

Mortgage Rate

Servicing Fee Rate

P&I Payment

Beginning Scheduled Balance

Ending Scheduled Balance

Ending Actual Principal Balance

Due Date

Prepayment in full Principal

Prepayment in full Net Interest

Prepayment in full Penalty

Delinquencies:

1-30

31-60

61-90

91 +

Foreclosures

REO Properties

Loss Amounts & Loss Types (i.e., Bankruptcy, Excess, Deficient Valuation, Debt Reduction)

Kristen Knight

First Security Investor Reporting

150 South Wacker Drive

Chicago, IL  60606-4102

Phone No. 312-425-3281

Fax No.       312-425-4281

kknight@fsir.com

[name]

JPMorgan Chase Bank

[address]

Phone No. [________]

Fax No. [________]

[email]

EXHIBIT H

[RESERVED]

EXHIBIT I

FORM OF INITIAL CERTIFICATION OF TRUSTEE

[_________________, 200_]

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue, 5th Floor

New York, New York  10010

DLJ Mortgage Capital, Inc.

11 Madison Avenue, 4th Floor

New York, New York  10010

Re:

Pooling and Servicing Agreement (“Pooling and Servicing

Agreement”) relating to [__________________] Mortgage-Backed

Pass-Through Certificates, Series 200_-___

Ladies and Gentlemen:

In accordance with and subject to the provisions of Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, it has (a) received an original Mortgage Note with respect to each Mortgage Loan listed on the Mortgage Loan Schedule and (b) received an original Mortgage (or a certified copy thereof) with respect to each Mortgage Loan listed on the Mortgage Loan Schedule in accordance with Section 2.01 of the Pooling and Servicing Agreement.  The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically mentioned above.  The Trustee makes no representations as to:  (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

The Trustee acknowledges receipt of notice that the Depositor has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor’s right, title and interest in and to the Mortgage Loans.

Capitalized terms used herein without definition shall have the meaning assigned to them in the Pooling and Servicing Agreement.

BANK ONE, NATIONAL ASSOCIATION,

as Trustee

By:

Authorized Representative

EXHIBIT J

FORM OF FINAL CERTIFICATION OF TRUSTEE

[date]

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue, 5th Floor

New York, New York 10010

DLJ Mortgage Capital, Inc.

11 Madison Avenue, 4th Floor

New York, New York 10010

Re:

Pooling and Servicing Agreement (“Pooling and Servicing

Agreement”) relating to [___________________]

Mortgage-Backed Pass-Through Certificates, Series 200_-___

Ladies and Gentlemen:

In accordance with and subject to the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule it has reviewed the Mortgage File and has determined that (based solely on its review of each such documents on its face) (i) all documents described in clauses (i)-(v) of Section 2.01(b) of the Pooling and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered and such documents relate to such Mortgage Loan and (iii) each Mortgage Note has been endorsed and each assignment of Mortgage has been delivered as provided in Section 2.01 of the Pooling and Servicing Agreement.  The Trustee has made no independent examination of any documents required to be delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement beyond the review specifically required therein.  The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents required to be delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

Capitalized terms used herein without definition have the meanings ascribed to them in the Pooling and Servicing Agreement.

BANK ONE, NATIONAL ASSOCIATION,

as Trustee

By:

Authorized Representative

EXHIBIT K

FORM OF REQUEST FOR RELEASE

[date]

To:  Bank One, National Association

In connection with the administration of the Mortgage Loans held by you as Trustee under the Pooling and Servicing Agreement dated as of November 1, 2002, among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, DLJ Mortgage Capital, Inc., as Seller, Chase Manhattan Mortgage Corporation, as Master Servicer, Washington Mutual Mortgage Securities Corp., as Seller and Servicer, Bank of America, N.A., as Seller and Servicer, Fairbanks Capital Corp., as Servicer and Special Servicer, Cendant Mortgage Corporation, as Servicer, Bank One, National Association, as Trustee, and, JPMorgan Chase Bank, as Trust Administrator (the “Pooling and Servicing Agreement”), the undersigned hereby requests a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor’s Name:

Address:

Loan No.:

Reason for requesting file:

____	1.

Mortgage Loan paid in full.

(The Servicer hereby certifies that all amounts received in connection with the Mortgage Loan have been or will be credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____	2.	Mortgage Loan repurchased. (The Servicer hereby certifies that the Purchase Price has been credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.)
____	3.	The Mortgage Loan is being foreclosed.
____	4.	Other. (Describe)

The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned, except if the Mortgage Loan has been paid in full or repurchased (in which case the Mortgage File will be retained by us permanently) when no longer required by us for such purpose.

Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

[NAME OF SERVICER]

By:

Name:

Title:

EXHIBIT L

FORM OF TRANSFEROR CERTIFICATE
[date]

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue, 5th Floor

New York, NY 10010

[Trust Administrator]

Re:

[__________________] Mortgage-Backed Pass-Through

Certificates, Series 200_-__

Ladies and Gentlemen:

In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the “Act”), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Class AR Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

Very truly yours,

___________________________

Print Name of Transferor

By:

Authorized Officer

EXHIBIT M-1

FORM OF INVESTMENT LETTER

[date]

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue, 5th Floor

New York, NY 10010

[Trust Administrator]

Re:

[__________________] Mortgage-Backed Pass-Through

Certificates, Series 200_-__

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an “accredited investor,” as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement nor are we using the assets of any such plan or arrangement to effect such acquisition or (ii) if we are an insurance company, we are purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and our purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

Very truly yours,

________________________

Print Name of Transferee

By:

Authorized Officer

EXHIBIT M-2

FORM OF RULE 144A LETTER

[date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, NY 10010

[Trust Administrator]

Re:

[__________________] Mortgage-Backed Pass-Through

Certificates, Series 200_-__

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such acquisition, or (ii) if an insurance company, we are purchasing the Certificates with funds contained in an “insurance company general account” (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and our purchase and holding of the Certificates are covered under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (f) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Act (“Rule 144A”) and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2, (g) we are aware that the sale to us is being made in reliance on Rule 144A, and (i) we are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (A) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (B) pursuant to another exemption from registration under the Act.

Very truly yours,

Print Name of Transferee

By:

Authorized Officer

EXHIBIT N

FORM OF INVESTOR TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF

)

: ss.:

COUNTY OF

)

[NAME OF OFFICER], being first duly sworn, deposes and says:

1.

That he is [Title of Officer] or [Name of Owner] (record or beneficial owner (the “Owner”) of the Class AR Certificates (the “Class AR Certificates”)), a [savings institution] [corporation] duly organized and existing under the laws of [the State of                                         ] [the United States], on behalf of which he makes this affidavit and agreement.

2.

That the Owner (i) is not and will not be a “disqualified organization” as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class AR Certificates, and (iii) is acquiring the Class AR Certificates for its own account.  A “Permitted Transferee” is any person other than a “disqualified organization”.  (For this purpose, a “disqualified organization” means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers’ cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3.

That the Owner is aware (i) of the tax that would be imposed on transfers of Class AR Certificates to disqualified organizations under the Code; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class AR Certificates may be “noneconomic residual interests” within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

4.

That the Owner is aware of the tax imposed on a “pass-through entity” holding Class AR Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity.  (For this purpose, a “pass through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5.

That the Owner is aware that the Trustee will not register the Transfer of any Class AR Certificates unless the transferee, or the transferee’s agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement.  The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

6.

That the Owner has reviewed the restrictions set forth on the face of the Class AR Certificates and the provisions of Section 6.02 of the Pooling and Servicing Agreement under which the Class AR Certificates were issued.  The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

7.

That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class AR Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

8.

That the Owner’s Taxpayer Identification Number is ________________.

9.

That the Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any State thereof or the District of Columbia, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

10.

That no purpose of the Owner relating to the purchase of the Class AR Certificate by the Owner is or will be to impede the assessment or collection of tax.

11.

That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

12.

That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

13.

That no purpose of the Owner relating to any sale of the Class AR Certificate by the Owner will be to impede the assessment or collection of tax.

14.

The Owner hereby agrees to cooperate with the Trustee and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of the Trust Fund.

15.

That the Owner

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (a “Plan”), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with “plan assets” of any Plan; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an “insurance company general account” (within the meaning of Department of Labor Prohibited Transaction Class Exemption (“PTCE”) 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

16.

The Owner hereby agrees that it will not take any action that could endanger the REMIC status of the Trust Fund or result in the imposition of tax on the Trust Fund unless counsel for, or acceptable to, the Trustee has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

17.

The Owner has provided financial statements or other financial information requested by the transferor in connection with the transfer of the Residual Certificates to permit the transferor to assess the financial capability of the Owner to pay any such taxes.

IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of ___________.

[NAME OF OWNER]

By:

[Name of Officer]

[Title of Officer]

[Corporate Seal]

ATTEST:

[Assistant] Secretary

Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

Subscribed and sworn before me this _____ day of _______________________.

NOTARY PUBLIC

COUNTY OF

STATE OF

My Commission expires the _____day of

__________________, 20____.

EXHIBIT O

FORM OF TRANSFER CERTIFICATE

[date]

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue, 5th Floor

New York, New York 10010

[_____________________]

[_____________________]

[_____________________]

Re:

[_________________________] Mortgage-Backed Pass-Through

Certificates, Series 200_-___, Class AR (the “Certificates”)

Ladies and Gentlemen:

This letter is delivered to you in connection with the sale by _________________ (the “Seller”) to ____________________________________ (the “Purchaser”) of a _______% Percentage Interest in the above referenced Certificates, pursuant to Section 6.02 of the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of November 1, 2002, among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, DLJ Mortgage Capital, Inc., as Seller, Chase Manhattan Mortgage Corporation, as Master Servicer, Washington Mutual Mortgage Securities Corp., as Seller and Servicer, Bank of America, N.A., as Seller and Servicer, Fairbanks Capital Corp., as Servicer and Special Servicer, Cendant Mortgage Corporation, as Servicer, Bank One, National Association, as Trustee, and, JPMorgan Chase Bank, as Trust Administrator.  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.  The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

1.

No purpose of the Seller relating to sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of any tax.

2.

The Seller understands that the Purchaser has delivered to the Trustee a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit N.  The Seller does not know or believe that any representation contained therein is false.

3.

The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

4.

The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificate.

5.

The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

6.

The Purchaser has represented to the Seller that, if the Certificate constitutes a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificate as they become due.

Very truly yours,

[SELLER]

By:

Name:

Title:

EXHIBIT P-1

FORM OF ESCROW ACCOUNT CERTIFICATE

[On file]

EXHIBIT P-2

FORM OF ESCROW ACCOUNT LETTER

[On file]

EXHIBIT Q-1

FORM OF COLLECTION ACCOUNT CERTIFICATE

[On file]

EXHIBIT Q-2

FORM OF COLLECTION ACCOUNT LETTER

[On file]

EXHIBIT R

Reserved.

EXHIBIT S

FORM OF MONTHLY STATEMENT TO CERTIFICATEHOLDERS

(i)

With respect to each Class of Certificates which are not Notional Amount Certificates and, unless otherwise stated, the related Distribution Date,

(a)

the Initial Class Principal Balance of such Class as of the Cut-off Date;

(b)

the Class Principal Balance of such Class before giving effect to the distribution of principal and interest;

(c)

the amount of the related distribution on such Class allocable to interest;

(d)

the amount of the related distribution on such Class allocable to principal;

(e)

the sum of the principal and interest payable to such Class;

(f)

the Realized Loss allocable to such Class;

(g)

the Class Unpaid Interest Amount allocable to such Class;

(h)

the Class Principal Balance of such Class after giving effect to the distribution of principal and interest;

(i)

the Pass-Through Rate for such Class;

(j)

any Basis Risk Shortfall allocable to such Class, if such amount is greater than zero;

(k)

any shortfall in principal allocable to such Class, if such amount is greater than zero;

(ii)

with respect to each Class of Certificates which are Notional Amount Certificates and, unless otherwise stated, the related Distribution Date,

(a)

the Notional Amount of such Class as of the Cut-off Date;

(b)

the Notional Amount of such Class before giving effect to the distribution of interest;

(c)

the amount of the related distribution on such Class allocable to interest;

(d)

the amount of the related distribution on such Class allocable to principal;

(e)

the sum of the principal and interest payable to such class;

(f)

the Realized Loss allocable to such Class;

(g)

the Class Unpaid Interest Amount allocable to such Class;

(h)

the Notional Amount of such Class after giving effect to the distribution of interest;

(i)

the Pass-Through Rate for such Class;

(j)

any Basis Risk Shortfall allocable to such Class, if such amount is greater than zero;

(iii)

with respect to a $1000 factor of the Initial Class Principal Balance of each Class of Certificates which are not Notional Amount Certificates and the related Distribution Date,

(a)

the CUSIP number assigned to such Class;

(b)

the Class Principal Balance of such Class factor prior to giving effect to the distribution of principal and interest;

(c)

the amount of the related distribution allocable to interest on such Class factor;

(d)

the amount of the related distribution allocable to principal on such Class factor;

(e)

the sum of the principal and interest payable to such Class factor;

(f)

the Class Principal Balance of such Class factor after giving effect to the distribution of principal and interest;

(iv)

with respect to a $1000 factor of the Initial Class Principal Balance of each Class of Certificates which are Notional Amount Certificates and the related Distribution Date,

(a)

the CUSIP number assigned to such Class;

(b)

the Notional Amount of such Class factor prior to giving effect to the distribution of interest;

(c)

the amount of the related distribution allocable to interest on such Class factor;

(d)

the amount of the related distribution allocable to principal on such Class factor;

(e)

the sum of the principal and interest payable to such Class factor;

(f)

the Notional Amount of such Class factor after giving effect to the distribution of interest;

(v)

with respect to each Loan Group, in the aggregate, and, unless otherwise stated, the related Distribution Date,

(a)

the Scheduled Payment of principal for such Loan Group;

(b)

the amount of Principal Prepayments allocable to such Loan Group;

(c)

the amount of principal allocable to such Loan Group as a result of repurchased Mortgage Loans in such Loan Group;

(d)

the Substitution Adjustment Amount allocable to such Loan Group;

(e)

the amount of Net Liquidation Proceeds allocable to such Loan Group;

(f)

the amount of Insurance Proceeds allocable to such Loan Group;

(g)

the amount of any other distributions allocable to principal for such Loan Group;

(h)

the number of Mortgage Loans in such Loan Group as of the first day of the related Collection Period;

(i)

the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group as of the first day of the related Collection Period;

(j)

the number of Mortgage Loans in such Loan Group as of the last day of the related Collection Period;

(k)

the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group as of the last day of the related Collection Period;

(l)

the Master Servicing Fee, by Loan Group;

(m)

the sum of the Servicing Fee, the Mortgage Guaranty Insurance Policy fees, if applicable and the [RMIC/TGIC/MGIC] PMI fees, if applicable, for such Loan Group;

(n)

the Trust Administrator Fee applicable to such Loan Group;

(o)

the amount of current Advances allocable to such Loan Group;

(p)

the amount of outstanding Advances allocable to such Loan Group;

(q)

the number and aggregate principal amounts of Mortgage Loans delinquent (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 days or more, for such Loan Group, including delinquent bankrupt Mortgage Loans but excluding foreclosure and REO Mortgage Loans;

(r)

the number and aggregate principal amounts of Mortgage Loans that are currently in bankruptcy, but not delinquent, for such Loan Group;

(s)

the number and aggregate principal amounts of Mortgage Loans that are in foreclosure for such Loan Group;

(t)

the Rolling Three Month Delinquency Rate or Rolling Six Month Delinquency Rate for such Loan Group;

(u)

the number and aggregate principal amount of any REO properties as of the close of business on the Determination Date preceding such Distribution Date for such Loan Group;

(v)

current Realized Losses allocable to such Loan Group;

(w)

cumulative Realized Losses allocable to such Loan Group;

(x)

the weighted average term to maturity of the Mortgage Loans in such Loan Group as of the close of business on the last day of the calendar month preceding the related Distribution Date;

(y)

the number and principal amount of claims submitted under the Mortgage Guaranty Insurance Policy, as applicable;

(z)

the number and principal amount of claims paid under the [RMIC/TGIC/MGIC] PMI Policy, as applicable;

(aa)

the number of Mortgage Loans in such Loan Group that have Prepayment Penalties and for which prepayments were made during the related Collection Period, as applicable;

(bb)

the aggregate principal balance of Mortgage Loans in such Loan Group that have Prepayment Penalties and for which prepayments were made during the related Collection Period, as applicable;

(cc)

the aggregate amount of Prepayment Penalties collected for such Loan Group during the related Collection Period, as applicable;

(vi)

with respect to each Rounding Account for the applicable Class of Certificates and, unless otherwise stated, the related Distribution Date,

(a)

the related Rounding Account balance immediately before the related Distribution Date;

(b)

additions to the related Rounding Account immediately before the related Distribution Date;

(c)

withdrawals from the related Rounding Account immediately after the related Distribution Date;

(d)

the related Rounding Account balance immediately after the related Distribution Date;

(vii)

with respect to each overcollateralized Group of Certificates and, unless otherwise stated, the related Distribution Date,

(a)

the Targeted Overcollateralization Amount for such Group;

(b)

the Overcollateralization Amount for such Group;

(c)

the Overcollateralization Deficiency for such Group;

(d)

the Overcollateralization Release Amount for such Group;

(e)

the Monthly Excess Interest for such Group;

(f)

the amount of any payment to the [Class X__] Certificates related to such Group;

(g)

if applicable, the Excess Interest Amount from an unrelated Group of Certificates that provides additional credit enhancement to the related overcollateralized Group of Certificates.

SCHEDULE I

MORTGAGE LOAN SCHEDULE

(Provided Upon Request)

SCHEDULE IIA

Representations and Warranties of Seller – DLJ Mortgage Capital, Inc.

DLJMC, in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule IIA to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.  Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement dated as of November 1, 2002 (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, DLJ Mortgage Capital, Inc., as Seller, Chase Manhattan Mortgage Corporation, as Master Servicer, Washington Mutual Mortgage Securities Corp., as Seller and Servicer, Bank of America, N.A., as Seller and Servicer, Fairbanks Capital Corp., as Servicer and Special Servicer, Cendant Mortgage Corporation, as Servicer, Bank One, National Association, as Trustee, and, JPMorgan Chase Bank, as Trust Administrator.

DLJMC is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation;

(i)

DLJMC has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(ii)

the execution and delivery by DLJMC of this Agreement have been duly authorized by all necessary corporate action on the part of DLJMC; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated hereby, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on DLJMC or its properties or the certificate of incorporation or by-laws of DLJMC, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on DLJMC’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(iii)

the execution, delivery and performance by DLJMC of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

(iv)

this Agreement has been duly executed and delivered by DLJMC and, assuming due authorization, execution and delivery by the Trustee, the Trust Administrator, the Master Servicer, the Servicers, the Special Servicer and the Depositor, constitutes a valid and binding obligation of DLJMC enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

(v)

to the knowledge of DLJMC, there are no actions, litigation, suits or proceedings pending or threatened against DLJMC before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of DLJMC if determined adversely to DLJMC would reasonably be expected to materially and adversely affect DLJMC’s ability to perform its obligations under this Agreement; and DLJMC is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

(vi)

to the knowledge of DLJMC, (i) no mortgage loan in the mortgage pool or in any of the loan groups contemplated under the terms of this Agreement was subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law, (ii) no proceeds from any mortgage loan in the mortgage pool or in any of the loan groups contemplated under the terms of this Agreement were used to finance single-premium credit insurance policies, (iii) the Servicers for each mortgage loan in the mortgage pool or in any of the loan groups contemplated under the terms of this Agreement will accurately and fully report its borrower credit files to all three credit repositories in a timely manner, and (iv) no mortgage loan in the mortgage pool or in any of the loan groups contemplated under the terms of this Agreement will impose a prepayment premium for a term in excess of five years.

SCHEDULE IIB

Representations and Warranties of Master Servicer – Chase Manhattan Mortgage Corporation

CMMC, in its capacity as Master Servicer, hereby makes the representations and warranties set forth in this Schedule IIB to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.  Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement dated as of November 1, 2002 (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, DLJ Mortgage Capital, Inc., as Seller, Chase Manhattan Mortgage Corporation, as Master Servicer, Washington Mutual Mortgage Securities Corp., as Seller and Servicer, Bank of America, N.A., as Seller and Servicer, Fairbanks Capital Corp., as Servicer and Special Servicer, Cendant Mortgage Corporation, as Servicer, Bank One, National Association, as Trustee, and, JPMorgan Chase Bank, as Trust Administrator.

(i)

CMMC is a limited corporation duly formed, validly existing and in good standing and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

CMMC has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of CMMC enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of CMMC or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which CMMC is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to CMMC of any court, regulatory body, administrative agency or governmental body having jurisdiction over CMMC.

(iv)

There is no action, suit, proceeding or investigation pending, or to CMMC’s knowledge threatened, against CMMC before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by CMMC of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by CMMC of the Agreement or the consummation of the transactions contemplated by the Agreement.

(vi)

With respect to each Mortgage Loan, CMMC has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis.

SCHEDULE IIC

Representations and Warranties of Seller and Servicer – Washington Mutual Mortgage Securities Corp.

WMMSC, in its capacity as Seller and Servicer, hereby makes the representations and warranties set forth in this Schedule IIC to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.  Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement dated as of November 1, 2002 (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, DLJ Mortgage Capital, Inc., as Seller, Chase Manhattan Mortgage Corporation, as Master Servicer, Washington Mutual Mortgage Securities Corp., as Seller and Servicer, Bank of America, N.A., as Seller and Servicer, Fairbanks Capital Corp., as Servicer and Special Servicer, Cendant Mortgage Corporation, as Servicer, Bank One, National Association, as Trustee, and, JPMorgan Chase Bank, as Trust Administrator.

(i)

WMMSC is a corporation duly incorporated, validly existing and in good standing  under the laws of the jurisdiction of its incorporation and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

WMMSC has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of WMMSC enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of WMMSC or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which WMMSC is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to WMMSC of any court, regulatory body, administrative agency or governmental body having jurisdiction over WMMSC.

(iv)

There is no action, suit, proceeding or investigation pending, or to WMMSC’s knowledge threatened, against WMMSC before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by WMMSC of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by WMMSC of the Agreement or the consummation of the transactions contemplated by the Agreement.

SCHEDULE IID

Representations and Warranties of Servicer and Special Servicer– Fairbanks Capital Corp.

Fairbanks, in its capacities as Servicer and Special Servicer, hereby makes the representations and warranties set forth in this Schedule IID to the Depositor, the Trustee, the Trust Administrator and the Master Servicer, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)

Fairbanks is a corporation duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

Fairbanks has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of Fairbanks enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of Fairbanks or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which Fairbanks is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to Fairbanks of any court, regulatory body, administrative agency or governmental body having jurisdiction over Fairbanks.

(iv)

There is no action, suit, proceeding or investigation pending, or to Fairbanks’s knowledge threatened, against Fairbanks before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might reasonably be expected to materially and adversely affect the performance by Fairbanks of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by Fairbanks of the Agreement or the consummation of the transactions contemplated by the Agreement.

SCHEDULE IIE

Representations and Warranties of Servicer – Bank of America, N.A.

Bank of America, in its capacity as Seller and Servicer, hereby makes the representations and warranties set forth in this Schedule IID to the Depositor, the Trustee, the Trust Administrator and the Master Servicer, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.  Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement dated as of November 1, 2002 (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as the depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Bank of America, N.A., as a seller and a servicer, Washington Mutual Mortgage Securities Corp., as a seller and a servicer, Fairbanks Capital Corp., as a servicer and special servicer, Cendant Mortgage Corporation, as a servicer, JPMorgan Chase Bank, as trust administrator and Bank One, National Association, as trustee.

(i)

Bank of America is a national banking association duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

Bank of America has all requisite organizational power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of Bank of America enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of Bank of America or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which Bank of America is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to Bank of America of any court, regulatory body, administrative agency or governmental body having jurisdiction over Bank of America.

(iv)

There is no action, suit, proceeding or investigation pending, or to Bank of America’s knowledge threatened, against Bank of America before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by Bank of America of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by Bank of America of the Agreement or the consummation of the transactions contemplated by the Agreement.

SCHEDULE IIF

Representations and Warranties of Servicer – Cendant Mortgage Corporation

Cendant, in its capacity as Seller and Servicer, hereby makes the representations and warranties set forth in this Schedule IIF to the Depositor, the Trustee, the Trust Administrator and the Master Servicer, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.  Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement dated as of November 1, 2002 (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, DLJ Mortgage Capital, Inc., as Seller, Chase Manhattan Mortgage Corporation, as Master Servicer, Cendant Mortgage Corporation, as Servicer, Washington Mutual Mortgage Securities Corp., as Seller and Servicer, Bank of America, N.A., as Seller and Servicer, Fairbanks Capital Corp., as Servicer and Special Servicer, Bank One, National Association, as Trustee, and, JPMorgan Chase Bank, as Trust Administrator.

(a)

Due Organization.  Cendant is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all licenses necessary to carry on its business now being conducted and is licensed, qualified and in good standing under the laws of each state where a Mortgaged Property is located or is otherwise exempt under applicable law from such qualification or is otherwise not required under applicable law to effect such qualification; no demand for such qualification has been made upon Cendant by any state having jurisdiction and in any event Cendant is or will be in compliance with the laws of any such state to the extent necessary to enforce and service each Cendant Mortgage Loan in accordance with the terms of this Agreement;

(b)

Due Authority.  Cendant had the full power and authority and legal right to originate the Cendant Mortgage Loans that it originated, if any, and to acquire the Cendant Mortgage Loans that it acquired.  Cendant has the full power and authority to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement.  Cendant has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of Cendant, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, receivership, conservatorship, insolvency, moratorium and other laws relating to or affecting creditors’ rights generally or the rights of creditors of banks and to the general principles of equity (whether such enforceability is considered in a proceeding in equity or at law);

(c)

No Conflict.  The execution and delivery of this Agreement, the acquisition or origination, as applicable, of the Cendant Mortgage Loans by Cendant, the consummation of the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, will not conflict with or result in a breach of any of the terms, conditions or provisions of Cendant’s organizational documents and bylaws or any legal restriction or any agreement or instrument to which Cendant is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which Cendant or its property is subject, or impair the ability of the Trustee to realize on the Cendant Mortgage Loans;

(d)

Ability to Perform. Cendant does not believe, nor does it have any cause or reason to believe, that it cannot perform each and every covenant contained in this Agreement;

(e)

No Material Default.  Neither Cendant nor any of its Affiliates is in material default under any agreement, contract, instrument or indenture of any nature whatsoever to which Cendant or any of its Affiliates is a party or by which it (or any of its assets) is bound, which default would have a material adverse effect on the ability of Cendant to perform under this Agreement, nor, to the best of Cendant’s knowledge, has any event occurred which, with notice, lapse of time or both, would constitute a default under any such agreement, contract, instrument or indenture and have a material adverse effect on the ability of Cendant to perform its obligations under this Agreement;

(f)

Financial Statements.  Except as has previously been disclosed to the Trustee in writing:  (a) such financial statements fairly present the results of operations and changes in financial position for such period and the financial position at the end of such period of Cendant and its subsidiaries; and (b) such financial statements are true, correct and complete as of their respective dates and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto;

(g)

No Change in Business.  There has been no change in the business, operations, financial condition, properties or assets of Cendant since the date of its financial statements that would have a material adverse effect on the ability of the Cendant to perform its obligations under this Agreement;

(h)

No Litigation Pending.  There is no action, suit, proceeding or investigation pending or, to the best of Cendant’s knowledge, threatened, against Cendant, which, either in any one instance or in the aggregate, if determined adversely to Cendant would adversely affect the execution, delivery or enforceability of this Agreement or result in any material liability of Cendant, or draw into question the validity of this Agreement, or have a material adverse effect on the financial condition of Cendant;

(i)

No Consent Required.  No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Cendant of or compliance by Cendant with this Agreement or the consummation of the transactions contemplated by this Agreement or, if required, such approval has been obtained prior to the Cut-off Date;

(j)

Ordinary Course of Business.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of business of Cendant;

(k)

[Reserved]

(l)

No Untrue Information.  No statement, report or other agreement, document or instrument furnished or to be furnished pursuant to this Agreement by Cendant contains or will contain any materially untrue statement of fact or omits or will omit to state a fact necessary to make the statements contained therein not misleading;

(m)

Ability to Service.  Cendant is an approved seller/servicer for FNMA and FHLMC in good standing and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Section 203 of the National Housing Act, with facilities, procedures and experienced personnel necessary for the servicing of mortgage loans of the same type as the Cendant Mortgage Loans.  No event has occurred that would make Cendant unable to comply with FNMA or FHLMC eligibility requirements or that would require notification to either FNMA or FHLMC;

(n)

No Litigation Pending.  There is no action, suit, proceeding or investigation pending or, to the best of Cendant’s knowledge, threatened, against Cendant which, either in any one instance or in the aggregate, if determined adversely to Cendant would adversely affect the ability of Cendant to service the Cendant Mortgage Loans hereunder in accordance with the terms hereof or have a material adverse effect on the financial condition of Cendant;

(o)

Collection Practices.  The Servicing and collection practices used by Cendant with respect to each Mortgage Note and Mortgage relating to each Cendant Mortgage Loan have been in all respects legal, proper and prudent in the mortgage servicing business; and

(p)

MERS.  Cendant is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Cendant Mortgage Loans that are MERS Mortgage Loans for as long as any Cendant Mortgage Loans are registered with MERS.

SCHEDULE IIIA

Representations and Warranties of DLJMC – DLJMC Mortgage Loans

DLJMC, in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule IIIA to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified, with respect to the DLJMC Mortgage Loans identified on Schedule I hereto, except as specified herein.  Unless otherwise specified, each reference to a “Mortgage Loan” in this Schedule IIIA shall mean a DLJMC Mortgage Loan, and each reference to a “Mortgaged Property” shall mean a Mortgaged Property related to a DLJMC Mortgage Loan.

(i)

The information set forth in Schedule I, with respect to the DLJMC Mortgage Loans, is complete, true and correct in all material respects;

(ii)

With respect to a Mortgage Loan that is not a Co-op Loan, the Mortgage creates a first lien or a first priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note.  With respect to a Mortgage Loan that is a Co-op Loan, the Mortgage creates a first lien or a first priority ownership interest in the stock ownership and leasehold rights associated with the cooperative unit securing the related Mortgage Note;

(iii)

Except for 23 Mortgage Loans representing approximately 0.78% of the aggregate Cut-off Date Principal of the Mortgage Loans, no Mortgage Loan will be delinquent more than 30 days as of the Cut-off Date, and there are no material defaults under the terms of any DLJMC Mortgage Loan.  Except for (a) payments in the nature of escrow payments and (b) interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment payment of principal and interest, including, without limitation, taxes and insurance payments, DLJMC has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the DLJMC Mortgage Loan;

(iv)

All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

(v)

The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded or sent for recording to the extent any such recordation is required by law, or, necessary to protect the interest of the Purchaser. No other instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in Schedule IA; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Primary Mortgage Insurance Policy and title insurance policy, to the extent required by the related policies;

(vi)

The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto; and the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the DLJMC Mortgage Loan was originated;

(vii)

All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the FNMA Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the FNMA Guides or by FHLMC, as well as all additional requirements set forth in Section 4.10 of this Agreement. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming DLJMC and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid.  If required by the Flood Disaster Protection Act of 1973, as amended, the DLJMC Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to FNMA and FHLMC requirements, as well as all additional requirements set forth in Section 4.10 of this Agreement.  Such policy was issued by an insurer acceptable under FNMA or FHLMC guidelines.  The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;

(viii)

Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the DLJMC Mortgage Loan have been complied with in all material respects;

(ix)

The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. DLJMC has not waived the performance by the Mortgagor of any action, if the Mortgagor’s failure to perform such action would cause the DLJMC Mortgage Loan to be in default, nor has DLJMC waived any default resulting from any action or inaction by the Mortgagor;

(x)

The Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property, including for DLJMC Mortgage Loans that are not Co-op Loans, all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note’s original principal balance.  The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto;

(xi)

The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors and by general equitable principles.  All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the DLJMC Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage.  The Mortgage Note and the Mortgage have been duly and properly executed by such parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a DLJMC Mortgage Loan has taken place on the part of Seller or the Mortgagor, or, to the best of DLJMC’s knowledge, on the part of any other party involved in the origination of the DLJMC Mortgage Loan.  Except to the extent the DLJMC Mortgage Loan is subject to completion escrows which have been disclosed to the Purchaser and as to which a completed FNMA form 442 has been delivered to the Purchaser within sixty (60) days after the Closing Date, the proceeds of the DLJMC Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been satisfied.  All costs, fees and expenses incurred in making or closing the DLJMC Mortgage Loan and the recording of the Mortgage were paid or are in the process of being paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

(xii)

DLJMC or its affiliate is the sole owner of record and holder of the DLJMC Mortgage Loan, except for the assignments of mortgage which have been sent for recording, and upon recordation the Purchaser or its designee will be the owner of record of the Mortgage and the indebtedness evidenced by the Mortgage Note, and upon the sale of the DLJMC Mortgage Loan to the Purchaser, DLJMC or the Servicer will retain the Mortgage File or any part thereof with respect thereto not delivered to the Purchaser or the Purchaser’s designee in trust only for the purpose of servicing and supervising the servicing of the DLJMC Mortgage Loan.  Immediately prior to the transfer and assignment to the Purchaser on the Closing Date, the DLJMC Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and DLJMC had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the DLJMC Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the DLJMC Mortgage Loan pursuant to this Agreement and following the sale of the DLJMC Mortgage Loan, the Purchaser will own such DLJMC Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest.  DLJMC intends to relinquish all rights to possess, control and monitor the DLJMC Mortgage Loan, except for the purposes of servicing the DLJMC Mortgage Loan as set forth in this Agreement;

(xiii)

Each DLJMC Mortgage Loan that is not a Co-op Loan is covered by an ALTA lender’s title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the DLJMC Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property) DLJMC, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the DLJMC Mortgage Loan.  Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance.  DLJMC, its successors and assigns, are the sole insureds of such lender’s title insurance policy, such title insurance policy has been duly and validly endorsed to the Purchaser or the assignment to the Purchaser of DLJMC’s interest therein does not require the consent of or notification to the insurer and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement.  No claims have been made under such lender’s title insurance policy, and no prior holder of the related Mortgage, including DLJMC, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;

(xiv)

There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither DLJMC nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration;

(xv)

There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

(xvi)

All improvements subject to the Mortgage which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) except for de minimus encroachments permitted by the FNMA Guide and which have been noted on the appraisal or the title policy affirmatively insures against loss or damage by reason of any violation, variation or encroachment adverse circumstances which is either disclosed or would have been disclosed by an accurate survey, and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (v) above or are acceptable under FNMA or FHLMC guidelines and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

(xvii)

The Mortgage contains the usual and enforceable provisions for the acceleration of the payment of the unpaid principal amount of the DLJMC Mortgage Loan if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

(xviii)

The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty.  At origination of the DLJMC Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property. To the best of DLJMC’s knowledge, there have not been any condemnation proceedings with respect to the Mortgaged Property and there are no such proceedings scheduled to commence at a future date;

(xix)

The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby.  To DLJMC’s knowledge, there is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage;

(xx)

If the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses, except as may be required by local law, are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee’s sale or attempted sale after default by the Mortgagor;

(xxi)

The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the final approval of the mortgage loan application by a Qualified Appraiser, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the DLJMC Mortgage Loan;

(xxii)

All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations or national banks or a Federal Home Loan Bank or savings bank having principal offices in such state or otherwise exempt from such qualification or licensing, or (4) not doing business in such state;

(xxiii)

The DLJMC Mortgage Loan does not contain “graduated payment” features;  to the extent any DLJMC Mortgage Loan contains any buydown provision, such buydown funds have been maintained and administered in accordance with, and such DLJMC Mortgage Loan otherwise complies with, FNMA/FHLMC requirements relating to buydown loans;

(xxiv)

The DLJMC Mortgage Loans have an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of each month. Each Mort-gage Note requires a monthly payment which is suffi-cient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate;

(xxv)

The assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

(xxvi)

As to DLJMC Mortgage Loans that are not Co-op Loans and that are not secured by an interest in a leasehold estate, the Mortgaged Property is located in the state identified in Schedule I and consists of a single parcel of real property with a detached single family residence erected thereon, or a townhouse, or a two-to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a de minimis planned unit development, or a non-warrantable condominium, or a manufactured home, if such manufactured home meets the FNMA and FHLMC manufactured housing guidelines, provided, however, that no residence or dwelling is a single parcel of real property with a cooperative housing corporation erected thereon, or a mobile home.  As of the date of origination, no portion of the Mortgaged Property was used for commercial purposes, and since the date of origination, to the best of Seller’s knowledge, no portion of the Mortgaged Property has been used for commercial purposes, except for incidental uses which are in accordance with FNMA or FHLMC guidelines;

(xxvii)

Principal payments on the DLJMC Mortgage Loan commenced no more than sixty (60) days after the funds were disbursed in connection with the DLJMC Mortgage Loan.  The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest, with interest calculated and payable in arrears, sufficient to amortize the DLJMC Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from commencement of amortization;

(xxviii)

Certain DLJMC Mortgage Loans as specified on Schedule I may contain a Prepayment Penalty in an amount specified in the related Mortgage Note or Mortgage.

(xxix)

As of the date of origination of the DLJMC Mortgage Loan, the Mortgage Property was lawfully occupied under applicable law, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

(xxx)

If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development), or stock in a cooperative housing corporation, such condominium, cooperative or planned unit development project meets Seller’s eligibility requirements as set forth in Seller’s underwriting guidelines;

(xxxi)

To the best of Seller’s knowledge, there is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue;  to the best of Seller’s knowledge, there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

(xxxii)

The Mortgagor has not notified DLJMC, and DLJMC has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers’ and Sailors’ Civil Relief Act of 1940;

(xxxiii)

No DLJMC Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property unless (a) the DLJMC Mortgage Loan was identified as a construction-to-permanent mortgage loan on the Mortgage Loan Schedule and (b) the DLJMC Mortgage Loan has been fully disbursed, all construction work is complete and a completion certificate has been issued;

(xxxiv)

No action has been taken or failed to be taken by Seller, on or prior to the Closing Date which has resulted or will result in an exclusion from, denial of, or defense to coverage under any Primary Mortgage Insurance Policy (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of DLJMC, or for any other reason under such coverage;

(xxxv)

Each DLJMC Mortgage Loan has been serviced in all material respects in compliance with accepted servicing practices;

(xxxvi)

With respect to each Co-op Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related cooperative shares securing the related cooperative note, subject only to (a) liens of the cooperative for unpaid assessments representing the Mortgagor’s pro rata share of the cooperative’s payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement.  There are no liens against or security interest in the cooperative shares relating to each Co-op Loan (except for unpaid maintenance, assessments and other amounts owed to the related cooperative which individually or in the aggregate will not have a material adverse effect on such Co-op Loan), which have priority over DLJMC’s security interest in such cooperative shares;

(xxxvii)

The DLJMC Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority;

(xxxviii)

Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.80G-2(a)(1);

(xxxix)

[Reserved].

SCHEDULE IIIB

Representations and Warranties of WMMSC – WMMSC Mortgage Loans

WMMSC, in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule IIIB to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified, with respect to the WMMSC Mortgage Loans identified on Schedule I hereto, except as otherwise specified herein.  Each reference to a “Mortgage Loan” in this Schedule IIIB shall mean a WMMSC Mortgage Loan, and each reference to a “Mortgaged Property” shall mean a Mortgaged Property related to a WMMSC Mortgage Loan.  Each reference to the “Seller” in this Schedule IIIB shall mean WMMSC, in its capacity as seller of the WMMSC Mortgage Loans.

(i)

The information set forth in the Mortgage Loan Schedule with respect to the WMMSC Mortgage Loans was true and correct in all material respects at the date or dates respecting which such information is furnished;

(ii)

Each Mortgage is a valid and enforceable (subject to clause (xvi) below) first lien on an unencumbered estate in fee simple or leasehold estate in the related Mortgaged Property subject only to (a) liens for current real property taxes and special assessments; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the Mortgage Loan; (c) exceptions set forth in the title insurance policy relating to such Mortgage, such exceptions being acceptable to mortgage lending institutions generally; and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage;

(iii)

WMMSC had good title to, and was the sole owner of, each Mortgage Loan free and clear of any encumbrance or lien, and immediately upon the transfer and assignment herein contemplated, the Trustee shall have good title to, and will be the sole legal owner of, each Mortgage Loan, free and clear of any encumbrance or lien (other than any lien under the Agreement);

(iv)

As of the day prior to the Cut-off Date, all payments due on each Mortgage Loan had been made and no Mortgage Loan had been delinquent (i.e., was more than 30 days past due) more than once in the preceding 12 months and any such delinquency lasted for no more than 30 days;

(v)

There is no late assessment for delinquent taxes outstanding against any Mortgaged Property;

(vi)

There is no offset, defense or counterclaim to any Mortgage Note, including the obligation of the Mortgagor to pay the unpaid principal or interest on such Mortgage Note;

(vii)

Each Mortgaged Property is free of damage and in good repair, ordinary wear and tear excepted;

(viii)

Each Mortgage Loan at the time it was made complied with all applicable state and federal laws, including, without limitation, usury, equal credit opportunity, disclosure and recording laws;

(ix)

Each Mortgage Loan was originated by a savings association, savings bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority or by a mortgagee approved by the FHA and will be serviced by an institution which meets the servicer eligibility requirements established by WMMSC;

(x)

Each Mortgage Loan is covered by an ALTA form or CLTA form of mortgagee title insurance policy or other form of policy of insurance which, as of the origination date of such Mortgage Loan, was acceptable to FNMA or FHLMC, and has been issued by, and is the valid and binding obligation of, a title insurer which, as of the origination date of such Mortgage Loan, was acceptable to FNMA or FHLMC and qualified to do business in the state in which the related Mortgaged Property is located. Such policy insures the originator of the Mortgage Loan, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan subject to the exceptions set forth in such policy. Such policy is in full force and effect and will be in full force and effect and inure to the benefit of the Certificateholders upon the consummation of the transactions contemplated by the Agreement and no claims have been made under such policy, and no prior holder of the related Mortgage, including WMMSC, has done, by act or omission, anything which would impair the coverage of such policy;

(xi)

Each Mortgage Loan which had a Loan–to–Value Ratio as of the Closing Date in excess of 80% was covered by a Mortgage Guaranty Insurance Policy or an FHA insurance policy or a VA guaranty, and such policy or guaranty is valid and remains in full force and effect;

(xii)

All policies of insurance required by the Agreement (except for the Mortgage Loans specified in clause (xi) above as not having Primary Insurance Policies) have been validly issued and remain in full force and effect, including such policies covering WMMSC;

(xiii)

Each insurer issuing a Mortgage Guaranty Insurance Policy is a Qualified Insurer;

(xiv)

Each Mortgage was documented by appropriate FNMA/FHLMC mortgage instruments in effect at the time of origination, or other instruments approved by WMMSC;

(xv)

The Mortgaged Property securing each Mortgage is improved with a one- to four-family dwelling unit, including units in a duplex, condominium project, townhouse, a planned unit development or a de minimis planned unit development;

(xvi)

Each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by laws affecting the enforcement of creditors’ rights generally and principles of equity;

(xvii)

As of the date of origination, as to Mortgaged Properties which are units in condominiums or planned unit developments, all of such units met FNMA or FHLMC requirements, are located in a condominium or planned unit development projects which have received FNMA or FHLMC approval, or are approvable by FNMA or FHLMC;

(xviii)

Prior to origination or refinancing, an appraisal of each Mortgaged Property was made by an appraiser on a form satisfactory to FNMA or FHLMC;

(xix)

The Mortgage Loans have been underwritten substantially in accordance with the applicable underwriting standards of either WMMSC or the originator of such Mortgage Loans, as applicable;

(xx)

All of the Mortgage Loans have “due-on-sale” clauses; by the terms of the Mortgage Notes, however, the due on sale provisions may not be exercised at the time of a transfer if prohibited by law;

(xxi)

With respect to any Mortgage Loan as to which an affidavit has been delivered to the Trustee certifying that the original Mortgage Note was permanently lost or destroyed and has not been replaced, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan or of the related Mortgage by or on behalf of the Trustee will not be materially adversely affected by the absence of the original Mortgage Note;

(xxii)

Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1); and

(i)

[Reserved].

SCHEDULE IIIC

Representations and Warranties of Bank of America – Bank of America Mortgage Loans

Bank of America, in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule IIIC to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified, with respect to the Bank of America Mortgage Loans identified on Schedule I hereto, except as otherwise specified herein.  Each reference to a “Mortgage Loan” in this Schedule IIIC shall mean a Bank of America Mortgage Loan, and each reference to a “Mortgaged Property” shall mean a Mortgaged Property related to a Bank of America Mortgage Loan.  Each reference to the “Seller” in this Schedule IIIC shall mean Bank of America, in its capacity as seller of the Bank of America Mortgage Loans.

(i)

The information set forth in Schedule I, as it relates to the Bank of America Mortgage Loans, including any diskette or other related data tapes, is complete, true and correct in all material respects as of the Cut-off Date;

(ii)

With respect to a Mortgage Loan that is not a Co-op Loan, the Mortgage creates a first lien or a first priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note.  With respect to a Mortgage Loan that is a Co-op Loan, the Mortgage creates a first lien or a first priority ownership interest in the stock ownership and leasehold rights associated with the cooperative unit securing the related Mortgage Note;

(iii)

All payments due prior to the Cut-off Date for the Mortgage Loans have been made as of the Closing Date, with respect to each Bank of America Mortgage Loan, the Mortgage Loan is not delinquent in payment more than 30 days and has not been dishonored; there are no material defaults under the terms of the Mortgage Loan; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan; and there has been no more than one delinquency during the preceding twelve-month period, and such delinquency did not last more than 30 days;

(iv)

There are no defaults by Seller in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

(v)

The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by law, or, necessary to protect the interest of the Trustee. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in Schedule I; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Mortgage Guaranty Insurance Policy and title insurance policy, to the extent required by the related policies;

(vi)

The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto; and the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

(vii)

All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the FNMA Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the FNMA Guides or by FHLMC, as well as all additional requirements set forth in Section 4.10 of the Agreement. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid.  If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to FNMA and FHLMC requirements, as well as all additional requirements set forth in Section 4.10 of the Agreement.  Such policy was issued by an insurer acceptable under FNMA or FHLMC guidelines.  The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;

(viii)

Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with in all material respects;

(ix)

The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor’s failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor;

(x)

The Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property, including for Mortgage Loans that are not Co-op Loans, all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note’s original principal balance.  The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto.  Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.  Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority security interest on the property described therein, and the Seller has the full right to sell and assign the same;

(xi)

The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors and the Seller has taken all action necessary to transfer such rights of enforceability.  All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage.  The Mortgage Note and the Mortgage have been duly and properly executed by such parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of Seller or the Mortgagor, or, on the part of any other party involved in the origination of the Mortgage Loan.  The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with.  All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid or are in the process of being paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

(xii)

The Seller or its affiliate is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note, except for the assignments of mortgage which have been sent for recording, and upon recordation the Purchaser or its designee will be the owner of record of the Mortgage and the indebtedness evidenced by the Mortgage Note, and upon the sale of the Mortgage Loan, the Seller will retain the Mortgage File or any part thereof with respect thereto not delivered for the purpose of servicing and supervising the servicing of the Mortgage Loan. The Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan pursuant to the Agreement and following the sale of the Mortgage Loan, the Trustee will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest.  The Seller intends to relinquish all rights to possess, control and monitor the Mortgage Loans; provided, that the Seller shall retain the right to service the Mortgage Loans in accordance with the terms of this Agreement.  After the Closing Date the Seller will have no right to modify or alter the terms of the sale of such Mortgage Loans and the Seller will have no obligation or right to repurchase the Mortgage Loan or substitute another Mortgage Loan, except as provided in the Agreement;

(xiii)

Each Mortgage Loan that is not a Co-op Loan is covered by an ALTA lender’s title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (x)(1), (2) and (3) above) the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan.  Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance.  The Seller, its successors and assigns, are the sole insureds of such lender’s title insurance policy, such title insurance policy has been duly and validly endorsed or the assignment of the Seller’s interest therein does not require the consent of or notification to the insurer and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by the Agreement.  No claims have been made under such lender’s title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;

(xiv)

There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Seller nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration;

(xv)

There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage, except those which are insured against under the title insurance policy referred to in clause (xiii) above;

(xvi)

All improvements subject to the Mortgage which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property, except those which are insured against by the title insurance policy referred to in clause (xiii) above, and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

(xvii)

The Mortgage Loan was originated by or for the Seller.  The Mortgage Loan complies with all the terms, conditions and requirements of the Seller’s underwriting standards in effect at the time of origination of such Mortgage Loan.  The Mortgage Notes and Mortgages (exclusive of any riders) are on forms generally acceptable to FNMA or FHLMC.  The Seller is currently selling loans to FNMA and/or FHLMC which are the same document forms as the Mortgage Notes and Mortgages (inclusive of any riders).  The Mortgage Loan bears interest at the Mortgage Rate as set forth in Schedule I, and Monthly Payments under the Mortgage Note are due and payable on the first day of each month.  The Mortgage contains the usual and enforceable provisions of the originator at the time of origination for the acceleration of the payment of the unpaid principal amount of the Mortgage Loan if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

(xviii)

The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty.  At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property. There have not been any condemnation proceedings with respect to the Mortgaged Property and there are no such proceedings scheduled to commence at a future date;

(xix)

The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (2) otherwise by judicial foreclosure.  There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage;

(xx)

If the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses, except as may be required by local law, are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee’s sale or attempted sale after default by the Mortgagor;

(xxi)

The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the final approval of the mortgage loan application by a Qualified Appraiser, approved by the Seller, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of FNMA or FHLMC and Title XI of the Federal Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.  The appraisal is in a form acceptable to FNMA or FHLMC and was made by a Qualified Appraiser;

(xxii)

All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations or national banks or a Federal Home Loan Bank or savings bank having principal offices in such state, or (4) not doing business in such state;

(xxiii)

The related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to above and such collateral does not serve as security for any other obligation;

(xxiv)

The Mortgagor has received all disclosure materials required by applicable law with respect to the making of such mortgage loans;

(xv)

The Mortgage Loan does not contain “graduated payment” features;  to the extent any Mortgage Loan contains any buydown provision, such buydown funds have been maintained and administered in accordance with, and such Mortgage Loan otherwise complies with, FNMA/FHLMC requirements relating to buydown loans;

(xxvi)

The Mortgagor is not in bankruptcy and, the Mortgagor is not insolvent or in bankruptcy and the Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor’s credit standing that could reasonably be expected to cause investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or materially adversely affect the value or marketability of the Mortgage Loan;

(xxvii)

The Mortgage Loans have an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of each month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Rate. No Mortgage Loan contains terms or provisions which would result in negative amortization;

(xxviii)

[Reserved];

(xxix)

[Reserved];

(xxx)

[Reserved];

(xxxi)

[Reserved];

(xxxii)

[Reserved];

(xxxiii)

[Reserved];

(xxxiv)

Except for Mortgage Loans underwritten in accordance with the Lender Paid Mortgage Insurance Policy Program, if a Mortgage Loan has an LTV greater than 80%, the excess of the principal balance of the Mortgage Loan over 75% of the Appraised Value, with respect to a Refinanced Mortgage Loan, or the lesser of the Appraised Value or the purchase price of the Mortgaged Property, with respect to a purchase money Mortgage Loan, is and will be insured as to payment defaults by a Mortgage Guaranty Insurance Policy issued by a Qualified Insurer.  All provisions of such Mortgage Guaranty Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid.  No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage.  Any Mortgage Loan subject to a Mortgage Guaranty Insurance Policy obligates the Mortgagor thereunder to maintain the Mortgage Guaranty Insurance Policy and to pay all premiums and charges in connection therewith. The mortgage interest rate for the Mortgage Loan as set forth on Schedule I is net of any such insurance premium;

(xxxv)

The assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

(xxxvi)

As to Mortgage Loans that are not Co-op Loans and that are not secured by an interest in a leasehold estate, the Mortgaged Property is located in the state identified in Schedule I and consists of a single parcel of real property with a detached single family residence erected thereon, or a townhouse, or a two-to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a de minimis planned unit development, provided, however, that no residence or dwelling is a single parcel of real property with a cooperative housing corporation erected thereon, or a mobile home.  As of the date of origination, no portion of the Mortgaged Property is used for commercial purposes, and since the date of origination no portion of the Mortgaged Property is used for commercial purposes;

(xxxvii)

Principal payments on the Mortgage Loan commenced no more than sixty (60) days after the funds were disbursed in connection with the Mortgage Loan.  The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from commencement of amortization;

(xxxviii)

[Reserved];

(xxxix)

As of the date of origination of the Mortgage Loan, the Mortgaged Property was lawfully occupied under applicable law, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

(xl)

If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development), or stock in a cooperative housing corporation, such condominium, cooperative or planned unit development project meets Seller’s eligibility requirements as set forth in Seller’s underwriting guidelines;

(xli)

There is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue;  there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

(xlii)

The Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Relief Act;

(xliii)

No Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property;

(xliv)

No action has been taken or failed to be taken by Seller on or prior to the Closing Date which has resulted or will result in an exclusion from, denial of, or defense to coverage under any Mortgage Guaranty Insurance Policy (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Seller, or for any other reason under such coverage;

(xlv)

Each Mortgage Loan has been serviced in all material respects in compliance with Accepted Servicing Practices;

(xlvi)

With respect to each Co-op Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related cooperative shares securing the related cooperative note, subject only to (a) liens of the cooperative for unpaid assessments representing the Mortgagor’s pro rata share of the cooperative’s payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the related security agreement.  There are no liens against or security interest in the cooperative shares relating to each Co-op Loan (except for unpaid maintenance, assessments and other amounts owed to the related cooperative which individually or in the aggregate will not have a material adverse effect on such Co-op Loan), which have priority over the Seller’s security interest in such cooperative shares;

(xlvii)

With respect to each Co-op Loan, a search for filings of financing statements has been made by a company competent to make the same, which company is acceptable to FNMA and qualified to do business in the jurisdiction where the cooperative unit is located, and such search has not found anything which would materially and adversely affect the Co-op Loan;

(xlviii)

With respect to each Co-op Loan, the related cooperative corporation that owns title to the related cooperative apartment building is a “cooperative housing corporation” within the meaning of Section 216 of the Internal Revenue Code, and is in material compliance with applicable federal, state and local laws which, if not complied with, could have a material adverse effect on the Mortgaged Property;

(il)

With respect to each Co-op Loan, there is no prohibition against pledging the shares of the cooperative corporation or assigning the Co-op Lease;

(l)

The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority;

(li)

With respect to any ground lease to which a Mortgaged Property may be subject: (i) the Mortgagor is the owner of a valid and subsisting leasehold interest under such ground lease: (ii) such ground lease is in full force and effect, unmodified and not supplemented by any writing or otherwise; (iii) all rent, additional rent and other charges reserved therein have been fully paid to the extent payable as of the Closing Date; (iv) the Mortgagor enjoys the quiet and peaceful possession of the leasehold estate, subject to any sublease; (v) the Mortgagor is not in default under any of the terms of such ground lease, and there are no circumstances which, with the passage of time or the giving of notice, or both, would result in a default under such ground lease; (vi) the lessor under such ground lease is not in default under any of the terms or provisions of such ground lease on the part of the lessor to be observed or performed; (vii) the lessor under such ground lease has satisfied any repair or construction obligations due as of the Closing Date pursuant to the terms of such ground lease; and (viii) the execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, such ground lease;

(lii)

With respect to any broker fees collected and paid on any of the Mortgage Loans, all broker fees have been properly assessed to the borrower and no claims will arise as to broker fees that are double charged and for which the borrower would be entitled to reimbursement;

(liii)

Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

(liv)

[Reserved].

SCHEDULE IV

Eligible Servicing Transfer Loans

SCHEDULE V

Servicing of Additional Collateral

(a)

The Additional Collateral Servicer shall service and administer the Securities Accounts and other Additional Collateral, in accordance with (i) prudent business practices and procedures employed in the industry to administer securities accounts and additional collateral similar to that securing the Additional Collateral Mortgage Loans; and  (ii) the terms of the related Additional Collateral Agreements.

(b)

The Additional Collateral Servicer shall service and administer the Additional Collateral and the Surety Bond in accordance with the provisions of this Schedule V and the related Additional Collateral Agreements.  Without in any way limiting any other remedies set forth herein, the Additional Collateral Servicer shall indemnify the Trustee and Trust Administrator on behalf of the Certificateholders and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses (collectively, “Losses”) that arise with respect to Additional Collateral Mortgage Loans purchased by DLJMC, provided that (i) the indemnification contained in this Shedule V will in no event exceed the Original Additional Collateral Requirement for the related Additional Collateral Mortgage Loan, and (ii) such indemnification liability shall be offset to the extent that the Losses are covered by a Surety Bond Payment.

(c)

The Additional Collateral Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments; provided that the Additional Collateral Servicer shall not obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Additional Collateral Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Additional Collateral Servicer shall proceed with any acquisition of REO Property in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Additional Collateral Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Collection Account; provided, that such proceeds shall not be so deposited if the Required Surety Payment in respect of such Additional Collateral Mortgage Loan has been deposited in the Collection Account or otherwise paid to the Trust Adminstrator (except to the extent of any such proceeds taken into account in calculating the amount of the Required Surety Payment).

(d)

The Additional Collateral Servicer’s obligations to administer the Securities Accounts or the Parent Power Guaranty Agreement for Real Estate as applicable shall terminate upon termination of the related Pledge Agreement or the Parent Power® Guaranty Agreement for Real Estate. The Trust Adminstrator acknowledges coverage under the terms and provisions of the Surety Bond as to any particular Additional Collateral Mortgage Loan shall terminate upon termination of the related Pledge Agreement or the Parent Power® Guaranty Agreement for Real Estate; provided, however, that such termination shall not affect claims arising under the provisions set forth in this Schedule V or the Surety Bond prior to the date of termination of the related Pledge Agreement or Parent Power® Guaranty Agreement for Real Estate.

(e)

The Additional Collateral Servicer may, without the consent of the Trust Administrator, amend or modify a Mortgage 100 Pledge Agreement or a Parent Power Agreement in any non-material respect to reflect administrative or account changes, provided that the same are consistent with the Underwriting Guide.